SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2017

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248-651-6568

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – Other Events

Item 8.01 Other Events

We acknowledge a letter from our shareholder, Wolverine Asset Management, LLC (“WAM”), that was filed as an exhibit to a Schedule 13D filing made by that shareholder with the Securities and Exchange Commission. We previously announced that we will hold a conference call on Wednesday, March 8, 2017 at 4:30 p.m. ET. We will take this opportunity to remind all of our shareholders to participate in this important conference call to discuss our Company’s results for the year ended December 31, 2016 and plans moving forward.

Our Board values open dialogue and input from all of our shareholders. As such, we intend to thoughtfully review the matters raised by WAM. Our Board and management team are committed to undertaking actions that we believe will enhance value for our shareholders, and we intend to consider this letter with that principle in mind.

As will be discussed in more depth during our conference call, we have taken recent steps to better our corporate governance. We have recently added Mr. James Lang, as another independent director. We are excited to have him. Furthermore, we have created a nominating and corporate governance committee and a compensation committee to strengthen our corporate governance moving into 2017. Our Board had previously discussed establishing a strategic opportunities committee, prior to receipt of the WAM letter, and we intend to establish this committee, which will consist of our independent directors, Ms. Lynn Vos, Mr. Gus Halas and Mr. James Lang.

We look forward to discussing this and other plans during our upcoming conference call. Our management will host the presentation, followed by a question and answer period.

Date: Wednesday, March 8, 2017

Time: 4:30 p.m. Eastern time (1:30 p.m. Pacific time)

Toll-free dial-in number: 1-888-277-7060

International dial-in number: 1-913-312-0719

Conference ID: 7160482

Please call the conference telephone number five minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact CMA at 1-949-432-7566.

A replay of the call will be available after 7:30 p.m. Eastern time on the same day through March 29, 2017, as well as available for replay via the Investors section of the OptimizeRx website at www.optimizerxcorp.com.

Toll-free replay number: 1-844-512-2921

International replay number: 1-412-317-6671

Replay ID: 7160482

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Doug Baker
Doug Baker Chief Financial Officer

Date: March 6, 2017